                                                                    Exhibit 10.5

                          Trademark Security Agreement

                  Trademark Security Agreement, dated as of November 7, 2002, by Interep National Radio Sales, Inc. (the "Borrower" or "Interep") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 5.1(k) of the Credit Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Guggenheim Investment Management LLC, as collateral agent for the Lenders (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

                  Whereas, pursuant to the Credit Agreement, dated as of November 7, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Interep, the Grantors, the Lenders party thereto and the Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                  Whereas, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

                  Whereas, all the Grantors are party to a Security Agreement of even date herewith in favor of the Collateral Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

                  Now, Therefore in consideration of the premises and to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

                  Section 1. Defined Terms

                  Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

                  Section 2. Grant of Security Interest in Trademark Collateral

                  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Lenders, and grants to the Collateral Agent for the benefit of the Lenders a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Trademark Collateral"):

                  (a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

                  (b) all reissues, continuations or extensions of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

          (d) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

          Section 3. Security Agreement

          The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [Signature Pages Follow]

          In witness whereof, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                            INTEREP NATIONAL RADIO SALES, INC.,
                                                 as Grantor

                                            GRANTORS:

                                            AMERICAN RADIO SALES, INC.


                                            By: /s/ Paul J. Parzuchowski
                                                --------------------------------
                                                Name:  Paul J. Parzuchowski
                                                Title: Vice President and
                                                       Secretary


                                            McGAVERN GUILD, INC.


                                            By: /s/ Paul J. Parzuchowski
                                                --------------------------------
                                                Name:  Paul J. Parzuchowski
                                                Title: Vice President and
                                                       Secretary


                                            D&R RADIO, INC.


                                            By: /s/ Paul J. Parzuchowski
                                                --------------------------------
                                                Name:  Paul J. Parzuchowski
                                                Title: Vice President and
                                                       Secretary


                                            INFINITY RADIO SALES, INC.


                                            By: /s/ Paul J. Parzuchowski
                                                --------------------------------
                                                Name:  Paul J. Parzuchowski
                                                Title: Vice President and
                                                       Secretary


                                            ALLIED RADIO PARTNERS, INC.


                                            By: /s/ Paul J. Parzuchowski
                                                --------------------------------
                                                Name:  Paul J. Parzuchowski
                                                Title: Vice President and
                                                       Secretary


                                            CABALLERO SPANISH MEDIA, L.L.C.

                 Signature Page to Trademark Security Agreement

                                            By: /s/ Paul J. Parzuchowski
                                                --------------------------------
                                                Name:  Paul J. Parzuchowski
                                                Title: Vice President and
                                                       Secretary

Accepted and Agreed
as of the date first above written:

GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
as Collateral Agent

By: /s/ Todd Boehly
    --------------------------------
    Name:  Todd Boehly
    Title: Managing Director

                           Acknowledgement of Grantor

State of New York  )
                   )  ss.
County of New York )


                  On this 7th day of November, 2002 before me personally appeared Paul J. Parzuchowski, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Allied Radio Partners, Inc., America Radio Sales, Inc., Caballero Spanish Media, L.L.C., D&R Radio, Inc., Infinity Radio Sales, Inc. and McGavren Guild, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said companies, that the said instrument was signed on behalf of said companies as authorized by its Board of Directors or Members, as applicable, and that he acknowledged said instrument to be the free act and deed of said companies.

                               /s/ Jane Sperrazza
                          ----------------------------
                                  Notary Public

                                 JANE SPERRAZZA
                        NOTARY PUBLIC, State of New York
                                 No. 41-4663037
                          Qualified in Suffolk County
                        Commission Expires Aug. 31, 2006
                                                       -